EXHIBIT 10.3


          SIXTH AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT


          THIS AMENDMENT is entered into as of June 8, 1994, between LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "Company"), the banks listed on the signature pages below ("Lenders"), BANK ONE, TEXAS, N.A., as Administrative Agent (in that capacity "Administrative Agent"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Syndication Agent (together with Administrative Agent "Agents").

          The Company, Lenders, and Agents have entered into the Restated Loan and Security Agreement dated as of July 8, 1993 (as amended through the date of this amendment and as further renewed, extended, amended, and restated, the "Loan Agreement"), providing for loans to the Company on a revolving basis. The Company has requested an amendment to the Loan Agreement in order to approve the addition of certain "Investors" under the Loan Agreement. Accordingly, for adequate and sufficient consideration, the parties agree as follows:

          1. Certain Definitions. Unless otherwise specified in this amendment (a) all terms defined in the Loan Agreement have the same meanings when used in this amendment and (b) all references to "Sections" and "Schedules" are references to the Loan Agreement's sections and schedules.

          2.   Amendment.  Schedule 1.1(b) is entirely amended in the form of
- -- and all references in the Loan Papers to it shall be to -- the attached Second Amended 1.1(b)

          3.   Conditions Precedent.  The foregoing is not effective unless
(a) Agents have received counterparts of this amendment executed by the Company, by Agents, and at least by Determining Lenders and (b) all of the representations and warranties -- in this amendment and in all other Loan Papers are true and correct as of -- as if made on -- the date of this amendment.

          4. Ratifications. This amendment modifies and supersedes all inconsistent terms and provisions of the other Loan Papers. Except as expressly modified and superseded by this amendment, the terms and provisions of the other Loan Papers are ratified and confirmed and continue in full force and effect. The Company, Determining Lenders, and Agents agree that the Loan Papers, as amended by this amendment, continue to be legal, valid, binding, and enforceable in accordance with their respective terms. The Company ratifies and confirms that all Liens granted to Agents, on behalf of Lenders, were intended to, do, and continue to secure the full payment and performance of the Obligations. The Company shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents as either Agent or any Lender may reasonably request in order to perfect and protect such Liens and preserve and protect the rights of Agents and Lenders in respect of all present and future Collateral.



           5. Representations and Warranties. The Company represents and warrants to Lenders and Agents that (a) this amendment and the other Loan Papers to be delivered under this amendment have been duly authorized, executed, and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this amendment and those other Loan Papers (c) this amendment and those other Loan Papers are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery, and performance by the Company of this amendment and those other Loan Papers do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties in the Loan Agreement, as amended by this amendment, and each other Loan Paper are true and correct in all material respects on and as of the date of this amendment as though made as of the date of this amendment, and (f) as of the date of this amendment, no Default or Potential Default exists.

          6. References. All references in the Loan Papers to the "Loan Agreement" refer to the Loan Agreement as amended by this amendment. Because this amendment is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers in Section 10 are incorporated in this amendment by reference, the same as if included in this amendment verbatim.

          7. Counterparts. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute one and the same document.

          8. Parties Bound. This amendment binds and inures to the Company, Agents, each Lender, and (subject to Section 10.10) their respective successors and assigns.

          9. ENTIRETY. THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED BY IT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


           [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          EXECUTED as of the date first stated.

Lomas Mortgage USA, Inc.           LOMAS MORTGAGE USA, INC., as the Company
1600 Viceroy Drive
Dallas, Texas  75235
Attn:    Robert E. Byerley, Jr.,
         Executive Vice President
         and Assistant Treasurer   By /s/ROBERT E. BYERLEY, JR.
                                      -------------------------------------
Telecopy: 214/879-7018                Robert E. Byerley, Jr.,
                                      Executive Vice President and Treasurer


Third Floor, 1717 Main Street      BANK ONE, TEXAS, N.A.,
Mortgage Finance Group               as Administrative Agent and a Lender
Dallas, Texas  75201
Attn:    Kathleen C. Stewart,
         Vice President
Telecopy: 214/290-2275             By /s/KATHLEEN C. STEWART
                                      -------------------------------------
                                      Kathleen C. Stewart, Vice President


Texas Commerce Bank National       TEXAS COMMERCE BANK NATIONAL
  Association                        ASSOCIATION, as Syndication Agent
717 Travis Street                    and a Lender
Houston, Texas  77002
Attn:    Carlotta M. Hudler,
         Vice President
Telecopy: 713/216-2082             By /s/CARLOTTA M. HUDLER
                                      -------------------------------------
                                      Carlotta M. Hudler, Vice President


First Bank Place,                  FIRST BANK NATIONAL ASSOCIATION,
2nd Floor MPFP0801                   as a Lender
601 Second Avenue South
Minneapolis, Minnesota  55402-4302
Attn:    Lee L. Weber
         Assistant Vice President
Telecopy: 612/973-0826             By /s/LEE L. WEBER
                                      -------------------------------------
                                      Lee L. Weber, Assistant Vice President


8333 Douglas Avenue                GUARANTY FEDERAL BANK, F.S.B.,
Dallas, Texas  75255                 as a Lender
Attn:    Abbie Y. Tidmore,
         Vice President
Telecopy: 214/360-1660             By /s/ABBIE Y. TIDMORE
                                      -------------------------------------
                                      Abbie Y. Tidmore, Vice President


280 Park Avenue, 23 West           BANKERS TRUST COMPANY, as a Lender
New York, New York  10017
Attn:    Glenn Minkoff
         Vice President
Telecopy:  212/454-3821            By /s/GLENN MINKOFF
                                      -------------------------------------
                                      Matthew C. Bernstein, Vice President


313 Carondelet                     HIBERNIA NATIONAL BANK, as a Lender
Suite 1400
New Orleans, Louisiana 70130
Attn:    Mark L. Freeman,
         Assistant Vice President
Telecopy: 504/584-2042             By /s/MARK L. FREEMAN
                                      -------------------------------------
                                      Mark L. Freeman, Assistant Vice
                                      President


6222 Wilshire Blvd.                BANK HAPOALIM, B.M.,
Los Angeles, California  90048     LOS ANGELES BRANCH, as a Lender
Attn:    Robert Pollak,
         Vice President
Telecopy: 213/937-1439             By /s/ROBERT POLLAK
                                      -------------------------------------
                                      Robert Pollak, Vice President



                                   By /s/SHUMEL SHABKED
                                      -------------------------------------
                                   Name  Shumel Shabked
                                         ----------------------------------
                                   Title  Senior Vice President and
                                           Manager
                                         ----------------------------------


75 Wall Street                     DRESDNER BANK, AG, NEW YORK BRANCH,
New York, New York  10005-2889       as a Lender
Attn:    Charles H. Hill,
         Vice President
Telecopy: 212/574-0129             By /s/CHARLES H. HILL
                                      -------------------------------------
                                   Name  Charles H. Hill
                                         ----------------------------------
                                   Title  Vice President
                                          ---------------------------------



                                   By /s/R. MATTHEW SCHERER
                                      -------------------------------------
                                   Name  R. Matthew Scherer
                                         ----------------------------------
                                   Title  Vice President
                                          ---------------------------------


100 Federal Street 01-32-041       THE FIRST NATIONAL BANK OF BOSTON,
Boston, MA  02110                    as a Lender
Attn:    Corinne M. Barrett,
         Vice President
Telecopy:  617/434-7108            By
                                      -------------------------------------
                                      Corinne M. Barrett, Vice President


One Marine Midland Center,         MARINE MIDLAND BANK, as a Lender
15th Floor
Buffalo, New York  14203
Attn:    William F. Dentinger
         Vice President
Telecopy: 716/841-2707             By /s/WILLIAM F. DENTINGER
                                      -------------------------------------
                                      William F. Dentinger, Vice President


380 Madison Avenue                 BANK OF SCOTLAND, as a Lender
New York, New York  10017
Attn:    Catherine M. Oniffrey,
         Vice President
Telecopy: 212/557-9460             By
                                      -------------------------------------
                                      Catherine M. Oniffrey, Vice President


1601 Elm Street, 2nd Floor         COMERICA BANK - TEXAS, as a Lender
Dallas, Texas  75201
Attn:    W. James Meintjes,
         Banking Officer
Telecopy: 214/979-8344             By
                                      -------------------------------------
                                      W. James Meintjes, Banking Officer


1230 Peachtree Street, NE,         COMMERZBANK AKTIENGESELLSCHAFT,
Suite 3500                           ATLANTA AGENCY, as a Lender
Atlanta, Georgia  30309
Attn:    Harry P. Yergey,
         Vice President
Telecopy:  404/888-6539            By /s/ANDREAS BREMER
                                      -------------------------------------
                                      Andreas Bremer, Senior Vice President


                                   By /s/HARRY P. YERGEY
                                      -------------------------------------
                                      Harry P. Yergey, Vice President


499 Thornall Street                MIDLANTIC NATIONAL BANK, as a Lender
Edison, New Jersey  08837
Attn:    Glenn A. Hedde,
         Vice President
Telecopy: 908/321-2094             By
                                      -------------------------------------
                                      Glenn A. Hedde, Vice President


7485 New Horizon Way               THE PRUDENTIAL HOME MORTGAGE
Frederick, Maryland  21701           COMPANY, INC., as a Lender
Attn:    Russell R. Anderson,
         Vice President
Telecopy:  301/696-7405            By /s/RUSSELL R. ANDERSON
                                      -------------------------------------
                                      Russell R. Anderson, Vice President


640 Fifth Avenue, 15th Floor       BANK OF IRELAND GRAND CAYMAN BRANCH,
New York, New York  10019            as a Lender
Attn:    Roger M. Burns,
         Vice President
Telecopy: 212/586-7752             By
                                      -------------------------------------
                                      Roger M. Burns, Vice President


15 South 20th Street, 15th Floor   COMPASS BANK, as a Lender
Birmingham, Alabama  35233
Attn:    John D. West,
         Mortgage Banking Officer
Telecopy: 205/715-7994             By /s/JOHN D. WEST
                                      -------------------------------------
                                      John D. West, Mortgage Banking Officer


231 South LaSalle Street           CONTINENTAL BANK N.A., as a Lender
Chicago, Illinois  60697
Attn:    Mary Jo Hoch,
         Vice President
Telecopy:  312/987-5833            By /s/MARY JO HOCH
                                      -------------------------------------
                                      Mary Jo Hoch, Vice President


1 Mercantile Center                MERCANTILE BANK OF ST. LOUIS NATIONAL
7th & Washington                     ASSOCIATION, as a Lender
St. Louis, Missouri 63101
Attn:    Michael P. Lane,
         Assistant Vice President
Telecopy: 314/425-2162             By /s/MICHAEL P. LANE
                                      -------------------------------------
                                      Michael P. Lane, Assistant Vice
                                        President


66th Floor, NationsBank Plaza      NATIONSBANK OF TEXAS, N.A., as a Lender
901 Main Street
Dallas, Texas  75202
Attn:    Beth Sorensen
         Senior Vice President
Telecopy: 214/508-0604             By /s/BETH SORENSEN
                                      -------------------------------------
                                      Beth Sorensen, Senior Vice President


800 East Main Street               SIGNET BANK/MARYLAND, as a Lender
Richmond, Virginia  26260
Attn:    Susan Rare,
         Vice President
Telecopy: 804/771-7151             By /s/SUSAN RARE
                                      -------------------------------------
                                      Susan Rare, Vice President

                       THIRD AMENDED SCHEDULE 1.1(b)

                                 INVESTORS



I.   Bond Programs
Program                                 Trustee
Bexar County Housing Finance Corp.,
  Series 1990                           Ameritrust Texas, N.A.
Brevard County Housing Finance
  Authority, Series 1991C               Sun Bank, N.A.
East Texas Housing Finance Corp.,
  Series 1992A                          Ameritrust Texas, N.A.
Harris County Housing Finance
  Corporation, Series 1991              Texas Commerce Bank, N.A.
Housing Finance Authority of Manatee
  County, FL; Series 1991A              NationsBank Trust Co. (FL), N.A.
Housing Finance Authority of
  Palm Beach County, FL; Series 1992A   NationsBank Trust Co. (FL), N.A.
New Orleans Home Mortgage Authority,
  Series 1991A                          First National Bank of Commerce
Travis County Housing Finance
  Corp., Series 1991, A&B               Ameritrust Texas, N.A.
Orange County Housing Finance
  Authority, Series 1992 A & B          Sun Bank, N.A.
Housing Finance Authority of
  Pinellas County, Series 1991 B        NationsBank Trust Co. (FL), N.A.
Central Texas Housing Finance
  Corp., Series 1991                    NCNB Texas National Bank Ft. Worth
Escambia County Housing Finance
  Authority, Series 1992                NationsBank Trust Co. (FL)
Northeast Texas Housing Finance
  Corp., Series 1991                    NCNB Texas National Bank Ft. Worth
Texas Dept. of Housing & Community
  Affairs; No.45                        Team Bank, Ft. Worth
Texas Dept. of Housing & Community
  Affairs Bond Program No. 44,
  Series 1991                           Team Bank, Ft. Worth

II.   Pension Funds
California Public Employees Retirement System

III.  Investment Banks

Donaldson, Lufkin & Jenrette Securities Corp.
Goldman, Sachs & Company
Paine Webber, Inc.
Rauscher Pierce Refsnes, Inc.
Salomon Brothers, Inc.
The First Boston Corporation
Shearson/Lehman Brothers, Inc.
Smith Barney Harris Hupham & Company, Inc.
Kidder, Peabody, Inc.
Merrill Lynch & Company, Inc.
Merrill Lynch Government Securities, Inc.




IV.  Other
Veterans Land Board of the State of Texas
Prudential Securities Realty Funding Corporation
Guaranty Federal Bank, F.S.B.
Capstead Mortgage Corporation
Citibank, N.A.
Citicorp Securities, Inc.
Norwest Funding, Inc.
The Prudential Home Mortgage, Inc.
Residential Funding Corporation